Exhibit 99.2

May 18, 2006

Securities and Exchange Commission
Division of Corporate Finance
100 F Street, N.E.
Washington, D.C. 20549-0309

Gentlemen:

We have read and agree with the comments contained in paragraphs (a) and (b) in Item 4.02 to Form 8-K of Bio-key International, Inc., dated May 18, 2006.

/s/ DS&B, Ltd.

Minneapolis, Minnesota